UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2006

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-28820	91-1696175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 Ninth Avenue North, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 9, 2006, Jones Soda Co. issued a press release reporting its financial results for the fourth quarter and fiscal year ended December 31, 2005. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Jones Soda will hold its quarterly conference call to discuss the third quarter financial results on Thursday, March 9, 2006, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). This call is being webcast by Thomson/CCBN and can be accessed at the Jones Soda web site at www.jonessoda.com/stockstuff/invest.html. The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson's password-protected event management site, StreetEvents (www.streetevents.com).

The information contained in this Item 2.02 on Form 8-K and the attached exhibit is being "furnished" only, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report shall not be incorporated by reference into any of Jones Soda's filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date hereof), except as expressly set forth by specific reference in any such filing, and regardless of any general incorporation language in any such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Appointment of Director.

Effective March 6, 2006, the Board of Directors appointed Stephen C. Jones as a new director to the Board, to fill the vacancy caused by the resignation of Jennifer Cue in December 2005. Mr. Jones is currently the CEO of Brand Ignition Group, which works with private equity funds to identify and acquire emerging high growth consumer products companies. From 1986 to 2003, Mr. Jones worked at The Coca-Cola Company, most recently serving as its Chief Marketing Officer. Mr. Jones will serve on the Board's Nomination Committee.

On March 9, 2006, the Company issued a press release announcing the appointment of Mr. Jones to the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated March 9, 2006, "Jones Soda Co. Announces Record Fourth Quarter and 2005 Year-End Financial Results."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

March 9, 2006	By:	/s/ Peter van Stolk

Name: Peter van Stolk
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 9, 2006